UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
THE DOLAN COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 17, 2011

THE DOLAN COMPANY

THE DOLAN COMPANY

THE DOLAN COMPANY
222 SOUTH 9TH STREET
SUITE 2300
MINNEAPOLIS, MN 55402

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 22, 2011
Date: May 17, 2011 **Time:** 9:00 AM CDT
Location: Minneapolis Club
729 Second Avenue South
Minneapolis, Minnesota 55402

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement   2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 03, 2011 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items 0000098606_3 R1.0.0.11699The Board of Directors recommends you vote“FOR” the nominees listed:1. Election of Directors Nominees01 Arthur F. Kingsbury02 Lauren Rich Fine03 Gary H. SternThe Board of Directors recommends you vote “FOR” proposal 2:2. Advisory vote on Executive Compensation.The Board of Directors recommends you vote “1 YEAR” on proposal 3:3. Advisory vote on the frequency of the Advisory Vote on Executive Compensation.The Board of Directors recommends you vote “FOR” proposal 4:4. Ratify the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for 2011.NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come beforethe meeting or any adjournment thereof.

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